                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 3, 2004


                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)


           Missouri                    1-16681                  74-2976504
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 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)            File Number)           Identification No.)


    720 Olive Street          St. Louis, Missouri                 63101
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (314) 342-0500


                                    NONE
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The Laclede Group, Inc. entered into nonqualified stock option award agreements dated November 3, 2004 with participants, including its executive officers, in the Equity Incentive Plan, which plan was approved by shareholders in 2003. Each non-qualified stock option represents the right to purchase one share of common stock at $30.95 per share, representing the closing market price on November 3, 2004. The awards to the executive officers named in the Company's Summary Compensation Table in the most recent Proxy Statement are listed below:

         NAME                       TITLE                                        # OF OPTIONS
         ---------                  -----                                        ------------
         D.H.Yaeger                 Chairman, President and CEO                  40,000
         K.J.Neises                 Executive Vice President                     15,000
         B.C.Cooper                 Chief Financial Officer                      12,500
         R.E.Shively                Senior Vice President                        12,500
         M.C.Pendergast             Vice President                                6,000

         The options vest annually in equal amounts beginning on November 4, 2005. For those executives subject to mandatory retirement, the agreement provides that if a participant retires on his or her mandatory retirement date, options will not expire but will continue under the vesting schedule provided that any unvested options shall become fully vested and exercisable as of the first day of the 34th month following the mandatory retirement date. Also, if within two years following a change in control a participant's employment is terminated by the Company without cause, all outstanding options will fully vest.

         For those options that have become exercisable, the options expire on the earlier of: (1) November 3, 2014, (2) the date a participant's employment is terminated voluntarily by the participant other than by retirement or disability, or the participant is terminated by the Company for cause, (3) 90 days following the participant's termination due to disability or any other reason other than voluntary termination, cause, death or retirement, (4) 18 months after the participant's termination due to participant's death, (5) three years after the participant's termination due to retirement, or (6), if applicable, the date within 18 months after the participant's employment is terminated when the participant discloses confidential information or engages in competition, as those terms are defined in the agreement. For those options that are not yet exercisable, they expire on the date the participant's employment with the Company is terminated for any reason.



         The forms of agreement are attached to this 8-K, one with the mandatory retirement provisions (Exhibit 10.1) and one without (Exhibit 10.2).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 Form of Non-Qualified Stock Option Award Agreement with mandatory retirement provision.

Exhibit 10.2 Form of Non-Qualified Stock Option Award Agreement without mandatory retirement provision.




                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE LACLEDE GROUP, INC.
                                        (Registrant)

                                        By: /s/ Douglas H. Yaeger
                                           ------------------------------------
                                           Douglas H. Yaeger
                                           Chairman of the Board, President
                                            and Chief Executive Officer



November November 5, 2004
(Date)




                              Index to Exhibits

Exhibit No.
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10.1     The Laclede Group, Inc. Equity Incentive Plan Non-Qualified Stock
         Option Award Agreement with mandatory retirement provision.

10.2 The Laclede Group, Inc. Equity Incentive Plan Non-Qualified Stock Option Award Agreement without mandatory retirement provision.